UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549 FORM 8-K CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 12, 2018

Associated Banc-Corp
(Exact name of registrant as specified in its chapter)

Wisconsin	001-31343	39-1098068

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Main Street, Green Bay, Wisconsin	54301
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	920-491-7500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 7.01. Regulation FD Disclosure
Associated Banc-Corp is furnishing the investor presentation, included as Exhibit 99.1 to this Report on Form 8-K, which will be used, in whole or in part, from time to time by executives of the Registrant in one or more meetings with investors and analysts.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 8.01. Other Events

As a part of the investor presentation described under Item 7.01, above, the Company is providing updates to its 2018 outlook. An excerpt from the investor presentation containing the updated 2018 outlook disclosure is attached as Exhibit 99.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
The following exhibit is furnished as part of this Report on Form 8-K.

(d) Exhibits
99.1 Associated Banc-Corp Investor Presentation
99.2 Updated 2018 Outlook Disclosure Excerpt

Special Note Regarding Forward-Looking Statements
This Report, including Item 8.01 hereof, contains statements that may constitute forward-looking statements within the meaning of the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, such as statements other than historical facts contained or incorporated by reference into this report. These forward-looking statements include statements with respect to the Company’s financial condition, results of operations, plans, objectives, future performance and business, including statements preceded by, followed by or that include the words “believes,” “expects,” or “anticipates,” references to estimates or similar expressions. Future filings by the Company with the Securities and Exchange Commission (“SEC”), and future statements other than historical facts contained in written material, press releases and oral statements issued by, or on behalf of the Company may also constitute forward-looking statements.
All forward-looking statements contained in this Report or which may be contained in future statements made for or on behalf of the Company are based upon information available at the time the statement is made and the Company assumes no obligation to update any forward-looking statements, except as required by federal securities law. Forward-looking statements are subject to significant risks and uncertainties, and the Company’s actual results may differ materially from the expected results discussed in such forward-looking statements. Factors that might cause actual results to differ from the results discussed in forward-looking statements include, but are not limited to, the risk factors in Item 1A, Risk Factors, in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, and as may be described from time to time in the Company’s subsequent SEC filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp
(Registrant)

Date: September 12, 2018	By: /s/ Christopher J. Del Moral-Niles
Christopher J. Del Moral-Niles
Chief Financial Officer

Exhibit Index

Exhibit
Number
99.1	Associated Banc-Corp Investor Presentation
99.2	Updated 2018 Outlook Disclosure Excerpt